Casella Waste Systems, Inc. Investor Update April 1, 2020 1

Safe Harbor Statement Certain matters discussed in this presentation, including, but not limited to, the these programs; the Company's need to service its indebtedness may limit its ability to statements regarding the Company’s intentions, beliefs or current expectations invest in its business; the Company may be unable to reduce costs or increase pricing concerning, among other things, the Company’s financial performance; financial or volumes sufficiently to achieve estimated Adjusted EBITDA and other targets; condition; operations and services; prospects; growth; strategies; and guidance for landfill operations and permit status may be affected by factors outside the Company's fiscal 2020, are “forward-looking statements” intended to qualify for the safe harbors control; the Company may be required to incur capital expenditures in excess of its from liability established by the Private Securities Litigation Reform Act of 1995. estimates; the Company's insurance coverage and self-insurance reserves may be These forward-looking statements can generally be identified as such by the context inadequate to cover all of its significant risk exposures; fluctuations in energy pricing of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” or the commodity pricing of its recyclables may make it more difficult for the Company “may,” “would,” “intend,” “estimate,” "will," “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based to predict its results of operations or meet its estimates; the Company may be unable on current expectations, estimates, forecasts and projections about the industry and to achieve its acquisition or development targets on favorable pricing or at all; and the markets in which the Company operates and management’s beliefs and Company may incur environmental charges or asset impairments in the future. assumptions. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the There are a number of other important risks and uncertainties that could cause the forward-looking statements made. Such forward-looking statements, and all phases Company's actual results to differ materially from those indicated by such forward- of the Company's operations, involve a number of risks and uncertainties, any one looking statements. These additional risks and uncertainties include, without limitation, or more of which could cause actual results to differ materially from those described those detailed in Item 1A, “Risk Factors” in the Company's Form 10-K for the fiscal in its forward-looking statements. year ended December 31, 2019, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Such risks and uncertainties include or relate to, among other things: it is hard to predict the duration and severity of COVID-19 and its negative effect on the The Company undertakes no obligation to update publicly any forward-looking economy, our operations and financial results; policies adopted by China and other statements whether as a result of new information, future events or otherwise, except countries will further restrict imports of recyclable materials into those countries and as required by law. have a further material impact on the Company’s financial results; the capping and closure of the Southbridge Landfill and the pending litigation relating to the Southbridge Landfill, the lawsuit relating to odors at the Ontario County Landfill, and the lawsuit relating to the North Country landfill could result in material unexpected costs; the withdrawal and expected refiling of the Company's permit application for expansion airspace at the North Country landfill could result in construction delays and could result in material unexpected losses if rejected; adverse weather conditions may negatively impact the Company's revenues and its operating margin; the Company may be unable to increase volumes at its landfills or improve its route profitability; the economics of recycling programs may cause municipalities to reconsider the viability of continuing 2

Casella Waste Systems - Overview Casella Operations Revenue ($mm) Provides integrated solid waste, recycling & resource management services across six $743.3 northeast states. $660.7 $599.3 $565.0 Casella Service Area $546.5 44 Collection Operations $525.9 20 Recycling Facilities 9 Disposal Facilities 4 Landfill Gas-to-Energy 58 Transfer Stations CYE CYE CYE CYE CYE CYE 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 Adj. EBITDA ($mm) & Margin (1) 21.5% 21.3% 20.9% 21.1% 18.4% 19.4% $156.5 $138.0 $129.0 $120.6 $106.1 $96.8 ____________________ (1) Please refer to the appendix for further information and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, which is Net Income (Loss). Net loss was ($29.1mm) for the calendar CYE CYE CYE CYE CYE CYE year ended 12/31/14, ($11.8mm) for the calendar year ended 12/31/15, ($6.9mm) for the calendar year 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 ended 12/31/16, and ($21.8mm) for the calendar year ended 12/31/17. Net income was $6.4mm for the calendar year ended 12/31/18 and $31.7 for the calendar year ended 12/31/19. 3

How we are managing through COVID-19 How we are managing through the COVID-19 pandemic. • Waste management classified as Critical Infrastructure Industry by Department of Homeland Security and as an Essential Service Provider by state governments. • Focused on: (1) keeping our people safe and healthy; (2) effectively servicing our customers. • Monitoring key indicators (service levels and volumes) daily to scale operations. • Over 85% of our revenues are from stable sources. • Ability to scale variable costs and discretionary capital expenditures. • Effective risk management programs established in key areas. • Robust cash flow generation from core operations. • Strong balance sheet and necessary capital liquidity to meet needs. • Seasoned and experienced management team, strong culture, and established Core Values. 4

Steps we have taken for business continuity Keeping our people safe and healthy. • Following CDC recommendations for social distancing; and increased cleaning of our facilities. • Established appropriate personal protective equipment (PPE) and safe practices for key roles. • Created internal resources, enhanced communication, and new policies/procedures. Established plans to provide continuity of operations for our customers. • Broad network of operations across the northeast and well-trained workforce gives flexibility. • Our Priority Response Team (drivers, mechanics, supervisors) is ready to deploy to any location to reduce potential service disruptions. Effectively transitioned key back-office functions to work-at-home. • Using technology to create a flexible workplace - protecting our employees and having redundancy for key functions. • Over 50% of our back-office teams working out of their homes – working to increase levels. Flexing variable costs and freezing discretionary capital expenditures. • Monitoring service levels and volumes to scale operations to changing market needs. • Ability to rebalance workforce and certain assets across lines-of-business. 5

Historically stable revenue sources CYE 12/31/19 – Revenue Splits % of % of Collection Total Segments Revenues Revenues Comments Energy & Residential - Subscription residential ~75% of Residential collection revenues 39.5% 19.8% Processing collection and municipal ~25% of segment. Disposal 1.4% - Stable revenues; little negative exposure to COVID-19. Expect 24.5% Recycling higher volumes from homes (higher costs). 5.8% - Flexibility for new fees or pricing in Subscription. Commercial - Diversified customer base; majority of revenues in stable 35.2% 17.6% Organics collection businesses or industries. 7.5% -Experiencing service reductions with restaurants, non-essential Collection retail and services. 50.1% Roll-off - Industrial customers ~50% of Roll-off collection revenues and 25.3% 12.7% collection temporary construction ~50% of segment. - Large diversity of customers in Industrial services. Customer - Experiencing slower spring ramp up for temporary roll-off Solutions segment as construction jobs are delayed due to COVID-19. 10.7% - As of 3/31/20, roughly -4% volume decline in overall Collection TOTAL 100.0% 50.1% revenues due to COVID-19; with service suspensions in non- CYE 12/31/19 – Collection Revenue Splits Collection essential businesses. - Landfill ~50% of Disposal revenues and transfer & Disposal 24.5% transportation ~50% of segment. Commercial - Experiencing lower C&D and commercial landfill volumes from collection COVID-19 (volumes down roughly -5% to date). 35.2% Energy & 1.4% - Mainly landfill-gas-to-energy; power prices down. processing Roll-off - Limited COVID-19 exposure. Roughly 90% of commodity price Recycling 5.8% risk with customers (SRA and processing fees). Commodities still collection selling to end markets - could experience interuptions. Residential 25.3% - Biosolids transporation and disposal with municipal customers; collection Organics 7.6% 39.5% limited COVID-19 exposure. Customer - Industrial services ~26% of Customer Solutions' revenues and 10.6% Solutions brokerage ~74% of segment. TOTAL 100.0% 6

Balance sheet gives ample liquidity to meet needs 12/31/19 - Capitalization Table ($mm) Conservative capital structure – with Cash$ 3.5 Revolver ($200mm, L+175bps, due 2023) 26.9 adequate liquidity, covenant headroom, Term Loan A (L+175bps, due 2023) 350.0 and no near-term maturities. Industrial Revenue Bonds (2.875% - 5.25%, due 2025 - 2044) 122.0 Notes Payable & Finance leases (weighted avg 3.5% - 5.0%) 23.8 • Liquidity of $152.1mm at 12/31/19. Total Debt 522.7 (1) Total Debt, Net of Unencumbered Cash $ 521.3 • Consolidated Net Leverage Ratio of 3.07x at Consolidated Bank EBITDA (LTM) $ 169.9 12/31/19. Maximum Consolidated Net Total Debt, Net / Consolidated Bank EBITDA (2) 3.07x Leverage Ratio covenant of 4.00x at 3/31/20. Available liquidity: Revolver $ 200.0 • Next major debt maturity is Senior Secured Less: Revolver Drawn Amount (26.9) Less: LC's Outstanding (24.5) Credit Facility in May 2023. Revolver Availability $ 148.6 Cash 3.5 Available Liquidity (including Cash) $ 152.1 • Upgraded from ‘B+’ to ‘BB-’ by S&P on 2/25/19; and upgraded from ‘B1’ to ‘Ba3’ by Consolidated Net Leverage Ratio (2) Moody’s on 6/24/19. 5.42x • Balance sheet in solid position for near-term 4.75x cash flow needs and mid-term growth. 4.22x 3.68x 3.62x 3.07x ____________________ (1) As of 12/31/19, the Company had $1.4mm of unencumbered cash over $2.0mm. (2) Defined as “Consolidated Net Leverage Ratio” in the our Credit Agreement dated as of 10/17/16 for 12/31/16, 12/31/17 and 12/31/18; Total Debt-to-EBITDA as defined as “Consolidated Leverage Ratio” in the our Loan & Security Agreement dated as of 2/27/15 (“ABL Revolver”) for all other periods; see 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 appendix for a reconciliation. 7

Ability to flex variable costs and capital expenditures Ability to scale variable costs across LOBs. • Collection: 3rd party hauling and disposal, labor, 2019 Actuals overtime, fuel, and maintenance. Line Of Business % Variable • Transfer & transport: 3rd party hauling and disposal, Collection 62% Transfer Station & Transportation 51% taxes, host & royalty fees, fuel, and maintenance. Landfill 24% • Landfill: taxes, host & royalty fees, fuel, and Energy & Processing 30% maintenance. Cost Solid Waste 52% of • Recycling: 3rd party hauling, labor, & maintenance. Operations Recycling 74% Organics 57% • Organics: 3rd party hauling and disposal. Customer Solutions 57% • Customer Solutions: 3rd party hauling and disposal. Total Company 54% Cost categories scaling near-term. • Overtime: $19.7mm (2.7% of revenues) in 2019. • Variable G&A: $18.4mm (2.5% of revenues) in 2019; includes incentive comp, T&E, and other costs. Freezing discretionary Capital Expenditures. • ~9% of planned CapEx frozen tentatively until 6/30/20 (mainly facilities and development). 8

Appendix 9

Reconciliation of Adjusted EBITDA Non-GAAP Reconciliation of Adjusted EBITDA to Net (Loss) Income (1) 12 months ended 12 months ended 12 months ended 12 months ended 12 months ended 12 months ended $ in 000's Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Revenue$ 525,938 $ 546,500 $ 565,030 $ 599,309 $ 660,660 $ 743,290 Net (loss) income$ (29,136) $ (11,781) $ (6,858) $ (21,799) $ 6,420 $ 31,653 Provision (benefit) for income taxes 1,340 1,351 494 (15,253) (384) (1,874) Other income (1,177) (1,119) (1,090) (935) (745) (1,439) Loss on derivative instruments 575 227 - - - - Income from equity method investments (90) - - - - - Loss on sale of equity method investment 221 - - - - - Impairment of investments 2,320 2,099 - - 1,069 - Loss on debt extinguishment - 999 13,747 517 7,352 - Interest expense, net 38,082 40,090 38,652 24,887 26,021 24,735 Southbridge Landfill closure charge, net - - - 65,183 8,054 2,709 Gain on settlement of acquisition related contingent consideration (1,058) - - - - - Expense from acquisition activities and other items 24 - - 176 1,872 2,687 Severance and reorganization costs 426 302 - - - - Environmental remediation charge 950 - 900 - - - Development project charge 1,394 - - - 311 - Divestiture transactions 6,902 (5,517) - - - - Contract settlement charge - 1,940 - - 2,100 - Withdrawal costs - multiemployer pension plan - - - - - 3,591 Depreciation and amortization 61,206 62,704 61,856 62,102 70,508 79,790 Fiscal year-end transition costs 538 - - - - - Proxy contest costs - 1,902 - - - - Depletion of landfill operating lease obligations 10,725 9,428 9,295 9,646 9,724 7,711 Interest accretion on landfill and environmental remediation liabilities 3,606 3,449 3,606 4,482 5,708 6,976 Adjusted EBITDA $ 96,848 $ 106,074 $ 120,602 $ 129,006 $ 138,010 $ 156,539 Solid Waste 385,617 407,694 416,054 437,130 496,832 564,687 Recycling 48,252 46,338 52,911 62,307 42,191 42,820 Other 92,069 92,468 96,065 99,872 121,637 135,783 Third party revenue $ 525,938 $ 546,500 $ 565,030 $ 599,309 $ 660,660 $ 743,290 Adjusted EBITDA margins 18.4% 19.4% 21.3% 21.5% 20.9% 21.1% Net (loss) income margins -5.5% -2.2% -1.2% -3.6% 1.0% 4.3% (1) We present Adjusted EBITDA, a non-GAAP measure, because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of our results. Management uses Adjusted EBITDA to further understand our “core operating performance.” We believe our “core operating performance” is helpful in understanding our ongoing performance in the ordinary course of operations. We believe that providing Adjusted EBITDA to investors, in addition to the corresponding income statement measures, affords investors the benefit of viewing our performance using the same financial metrics that the management team uses in making many key decisions and understanding how the core business and our results of operations have performed. We further believe that providing this information allows our investors greater transparency and a better understanding of our core financial performance. In addition, the instruments governing our indebtedness use EBITDA (with additional adjustments) to measure our compliance with covenants. 10

Reconciliation of Consolidated Leverage Ratio Reconciliation of Consolidated EBITDA (as defined by the applicable credit facility agreement) to Net Cash Provided by Operating Activities 12 months ended 12 months ended 12 months ended 12 months ended 12 months ended 12 months ended $ in millions Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Net Cash Provided By Operating Activities $ 62.2 $ 70.5 $ 80.4 $ 107.5 $ 120.8 $ 116.8 Changes in assets and liabilities, net of effects of acquisitions and divestitures (2.2) (5.0) 9.4 4.6 5.4 28.7 Divestiture transactions (6.9) 5.5 - - - - Gain (loss) on sale of property and equipment 0.5 0.1 0.6 (0.1) 0.5 0.9 Loss on sale of equity method investment (0.2) - - - - - Loss on debt extinguishment - (1.0) (13.7) (0.5) (7.4) - Non-cash expense from acquisition activities and other items - - - - (0.8) (0.1) Stock based compensation and related severance expense, net of excess tax benefit (2.3) (2.9) (3.4) (6.4) (8.4) (7.2) Development project charge (1.4) - - - (0.3) - Impairment of investments (2.3) (2.1) - - (1.1) - Operating lease right-of-use assets expense - - - - - (9.6) Withdrawal costs - multiemployer pension plan - - - - - (2.2) Loss on derivative instruments (0.6) (0.2) - - - - Southbridge Landfill non-cash closure charge, net - - - (63.5) (16.2) (0.1) Southbridge Landfill insurance recovery for investing activities - - - - 3.5 - Interest expense, less amortization of debt issuance costs and discount on long-term debt 38.2 40.1 35.1 22.5 23.9 22.8 Provision (benefit) for income taxes, net of deferred taxes 0.2 0.6 (0.1) 0.3 (1.6) (0.6) Gain on settlement of acquisition related contingent consideration 1.1 - - - - - Environmental remediation charge - - (0.9) - - - EBITDA adjustment as allowed by the applicable credit facility agreement 7.5 (2.5) - - - - Other adjustments as allowed by the applicable credit facility agreement 5.3 7.4 17.1 71.0 34.7 20.5 Minimum Consolidated EBITDA $ 99.0 $ 110.5 $ 124.5 $ 135.4 $ 153.0 $ 169.9 Consolidated Funded Debt (Total Debt) $ 537.0 $ 525.0 $ 525.6 $ 497.7 $ 555.2 $ 522.7 Consolidated Net Leverage Ratio (Total Debt-to-EBITDA) 5.42 4.75 4.22 3.68 3.62 3.07 11

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